EXHIBIT 23.2








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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this registration statement of Southside Bancshares, Inc. on Form S-8 (File No. 333-_____) of our report dated March 13, 1998, on or audits of the financial statements of Southside Bancshares, Inc. We also consent to the reference to our firm under the caption "Experts."


                                              /s/    Coopers & Lybrand, L.L.P.

Dallas, Texas
June 24, 1998




CORPDAL:106669.3  26950-00006